EXHIBIT 99.3

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldor Electric Company (the “Company”) on Form 10-Q for the period ending June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. McFarland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	By:	/s/ John A. McFarland
John A. McFarland Chief Executive Officer of Baldor Electric Company

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldor Electric Company (the “Company”) on Form 10-Q for the period ending June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald E. Tucker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2003	By:	/s/ Ronald E. Tucker
Ronald E. Tucker Chief Financial Officer of Baldor Electric Company